UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant and one right	BLACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	BLAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	BLACW	The Nasdaq Stock Market LLC
Right to receive one-tenth (1/10) of one share of common stock	BLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement

On November 16, 2023, Bellevue Life Sciences Acquisition Corp., a Delaware corporation (“BLAC”), and OSR Holdings Co., Ltd., a corporation organized under the laws of the Republic of Korea (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”). Prior to the closing under the Business Combination Agreement (the “Closing”), each holder of Company Common Stock that executes a Participating Stockholder Joinder to the Business Combination Agreement on or prior to the Closing (each such Person, a “Participating Company Stockholder”), and each holder of Company Common Stock that executes a Non-Participating Stockholder Joinder on or prior to the Closing (each such Person, a “Non-Participating Company Stockholder”) will be joined as parties to the Business Combination Agreement, pursuant to which at the Effective Time (i) BLAC shall issue the Aggregate Participating Consideration to the Participating Company Stockholders, and (ii) the Participating Company Stockholders shall sell, transfer, convey, assign and deliver all of their respective shares of Company Common Stock to BLAC (subclauses (i) and (ii), collectively, the “Share Exchange”). Pursuant to such Share Exchange, each share of Company Common Stock held by the Participating Company Stockholders immediately prior to the Effective Time shall be exchanged for the Per Share Consideration. Upon consummation of the Share Exchange, BLAC will hold at least 60% of the Company Fully Diluted Share Amount. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

At the Effective Time: (i) the Participating Company Stockholders shall transfer and convey all of the shares of Company Common Stock held by the Participating Company Stockholders to BLAC, in each case, free and clear of any claims or interest of any person previously entitled thereto; (ii) BLAC shall effect the transfer and conveyance of all of the shares of BLAC Common Stock representing the Aggregate Participating Consideration to the Participating Company Stockholders, in each case, free and clear of any claims or interest of any person previously entitled thereto; (iii) any fractional share of BLAC Common Stock that would otherwise be issuable to a Participating Company Stockholder following such exchange shall be rounded up or down to the nearest whole share of BLAC Common Stock; and (iv) all Company Capital Stock held by each Non-Participating Company Stockholder as of Closing will not be exchanged for shares of BLAC Common Stock at Closing, and such Company Capital Stock will be subject to the terms of the Non-Participating Stockholder Joinder between such Non-Participating Company Stockholder and BLAC, including the Put Right and Call Right set forth therein.

Some officers and directors of BLAC, including Kuk Hyoun Hwang, have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of BLAC stockholders. Mr. Hwang is the Chief Executive Officer and a member of the Board of Directors of BLAC and the Company. The Board of Directors of BLAC formed a separate committee (the “M&A Committee”), consisting of independent directors, to review and consider these interests during the negotiation of the Business Combination Agreement and in evaluating and unanimously approving, as members of the BLAC Board, the Business Combination Agreement.

Proxy Statement/Prospectus

As promptly as practicable after the execution of the Business Combination Agreement, BLAC (with the assistance and cooperation of the Company as reasonably requested by BLAC) shall prepare and file with the SEC a proxy statement/prospectus (as amended or supplemented, the “Proxy Statement/Prospectus”) to be sent to the stockholders of BLAC (the “BLAC Stockholders”) for the meeting of BLAC’s Stockholders (the “BLAC Stockholders’ Meeting”) to be held to consider approval and adoption of (1) the Business Combination Agreement and the Business Combination, (2) the Second Amended and Restated BLAC Certificate of Incorporation, (3) the Equity Plan, (4) the election of the Initial Post-Closing BLAC Directors to serve as the members of the BLAC Board as of the Effective Time and until their respective successors are duly elected or appointed and qualified, and (5) any other proposals the Parties deem necessary to effectuate the Business Combination (collectively, the “BLAC Proposals”). The Proxy Statement/Prospectus will also be delivered to the Company’s stockholders in connection with the Business Combination.

Stock Exchange Listing

BLAC will use its reasonable best efforts to cause the Aggregate Participating Consideration issued in connection with the Transactions to be approved for listing on Nasdaq at Closing. During the period from the date of the signing of the Business Combination Agreement until the Closing, BLAC shall use its reasonable best efforts to keep the BLAC Units, BLAC Common Stock, BLAC Warrants and BLAC Rights listed for trading on Nasdaq.

Lock-Up Agreement

In connection with the Closing, BLAC and certain stockholders of Company will enter into a lock-up agreement (the “Lock-Up Agreement”) providing for certain restrictions on transfer applicable to BLAC Common Stock (the “Lock-Up Shares”). Pursuant to the Business Combination Agreement, the terms of the Lock-Up Agreement will be agreed to by the parties thereto at a later date.

Joinders

As a condition to the Closing, stockholders of the Company representing at least 60% of the Company Fully Diluted Share Amount must enter into Participating Stockholder Joinders to the Business Combination Agreement and become Participating Company Stockholders and the remaining stockholders of the Company must enter into Non-Participating Stockholder Joinders to the Business Combination Agreement and become Non-Participating Company Stockholders.

Participating Stockholder Joinder

Upon entering into a Participating Stockholder Joinder, a stockholder of the Company will become party to the Business Combination Agreement with all attendant rights, duties and obligations (including in respect of all of the representations, warranties, covenants, agreements and conditions of the Business Combination Agreement), with the same force and effect as if originally named as a “Participating Company Stockholder” in the Business Combination Agreement.

The Participating Stockholder Joinder contains customary representations, warranties and covenants, and includes a general release of all claims against BLAC, the Company and each of its and their respective affiliates, successors, assigns, officers, directors, employees, agents, administrators and trustees.

The foregoing description of the Participating Stockholder Joinder is qualified in its entirety by reference to the full text of the form of Participating Stockholder Joinder, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Non-Participating Stockholder Joinder

Upon entering into a Non-Participating Stockholder Joinder, a stockholder of the Company will become party to the Business Combination Agreement with all attendant rights, duties and obligations (including in respect of all of the representations, warranties, covenants, agreements and conditions of the Business Combination Agreement), with the same force and effect as if originally named as a “Non-Participating Company Stockholder” in the Business Combination Agreement.

The Non-Participating Stockholder Joinder contains put and call rights for the Non-Participating Company Stockholder and BLAC, respectively, whereby the Non-Participating Company Stockholder shall have the right to cause BLAC to purchase (the “Put Right”) and BLAC shall have the right to cause the Non-Participating Company Stockholder to sell (the “Call Right”) to BLAC or its designee all of the shares of Company Common Stock owned and held of record by such Non-Participating Company Stockholder.

The Put Right and Call Right will be exercisable on or after January 1, 2025 or 2026, as set forth in each Non-Participating Stockholder Joinder, or on the date the Non-Participating Company Stockholder is notified by BLAC of a transaction that will result in a Change in Control (as defined therein).

The Non-Participating Stockholder Joinder contains customary representations, warranties and covenants, and includes a general release of all claims against BLAC, the Company and each of its and their respective affiliates, successors, assigns, officers, directors, employees, agents, administrators and trustees.

The foregoing description of the Non-Participating Stockholder Joinder is qualified in its entirety by reference to the full text of the form of Non-Participating Stockholder Joinder, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

PIPE Investment

The Business Combination Agreement contemplates that prior to Closing, that BLAC will enter into one or more subscription agreements in a form to be mutually agreed between BLAC and the Company (all such subscription agreements, collectively the “PIPE Subscription Agreements”), pursuant to which one or more investors shall purchase shares of BLAC Preferred Stock in a private placement or placements (the “PIPE Investment”) to be consummated immediately prior to the consummation of the Business Combination and the other transactions contemplated hereby. Any further terms and conditions of the PIPE Subscriptions and the BLAC Preferred Stock are to be mutually agreed among the parties thereto.

Closing

In accordance with (i) the terms and subject to the conditions of the Business Combination Agreement, and (ii) the consummation of the PIPE Investment, the closing of the Share Exchange (the “Closing”) shall take place by electronic delivery of documents (by PDF (portable document format) and/or electronic mail), all of which will be deemed to be originals, at a time to be agreed by the Parties on the first date on which all conditions set forth in Article VIII of the Business Combination Agreement shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof) or such other time and place as the Parties may mutually agree in writing.

Exclusivity

The Business Combination Agreement contains exclusivity provisions restricting the parties from engaging in Alternative Transactions for a period ending on the earlier of (i) the Closing and/or (ii) the termination of the Business Combination Agreement.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants of (a) the Company, (b) BLAC and (c) the Company Stockholders relating to, among other things, their ability to enter into the Business Combination Agreement and the Joinders, as applicable.

Conditions to Closing

The Closing is subject to customary closing conditions for special purpose acquisition companies, including, among others: (i) approval by BLAC’s stockholders of the BLAC Proposals, (ii) no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law, rule, regulation, judgment, decree, executive order, or award which is then in effect and has the effect of making the Transactions, including the Business Combination, illegal or otherwise prohibiting consummation of the Transactions, including the Business Combination, (iii) all required regulatory filings and approvals in the United States and outside the United States, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), shall have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Transactions under the HSR Act shall have expired or been terminated, and any pre-Closing approvals or clearances reasonably required thereunder shall have been obtained, (iv) all required consents, approvals and authorizations shall have been obtained from and made with all Governmental Authorities, (v) the shares of BLAC Common Stock shall be listed on Nasdaq as of the Closing Date, (vi) no material adverse effects on BLAC or the Company shall have occurred between the date of the Business Combination Agreement and the Closing Date, (vii) other than those persons identified as continuing directors, all members of the Company Board and the Board of Directors of the Company Subsidiaries shall have executed written resignations effective as of the Effective Time, (viii) the Lock-Up Agreements shall have been duly executed by BLAC and certain holders of Company Common Stock, (ix) the Company shall have delivered to BLAC (a) Participating Stockholder Joinders duly executed by Participating Company Stockholders holding at least 60% of the Company Fully Diluted Share Amount, (b) and Non-Participating Stockholder Joinders executed by each of the Non-Participating Company Stockholders, (x) the BLAC M&A Committee shall have received an opinion from an advisor engaged by the BLAC M&A Committee that the Transactions are fair, from a financial point of view, to BLAC and its stockholders, (xi) a supplemental listing shall have been filed with Nasdaq as of the Closing Date to list the shares constituting the Aggregate Participating Consideration, (xii) on or prior to the Closing, the Company shall deliver to BLAC a properly executed certification that shares of Company Common Stock are not “U.S. real property interests” in accordance with the Treasury Regulations under Sections 897 and 1445 of the Code, together with a notice to the IRS in accordance with the provisions of Section 1.897-2(h)(2) of the Treasury Regulations and (xiii) customary bringdown conditions. Additionally, the obligations of the Company and the Company Stockholders to consummate the Transactions are conditioned upon, among other things, a minimum available cash condition such that the (a) amount of cash and cash equivalents available in the Trust Account immediately prior to the Closing, plus (b) all other cash and cash equivalents of BLAC, plus (c) the aggregate amount of cash proceeds received from the PIPE Investment prior to or substantially concurrently with the Closing (without, for the avoidance of doubt, taking into consideration any transaction fees, costs and expenses paid or required to be paid by BLAC prior to the Closing), shall be equal to or greater than $5,000,001.

Termination

The Business Combination Agreement may be terminated, and the Business Combination and the other Transactions may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Transactions by the stockholders of the Company or BLAC, as follows:

(a) by mutual written consent of BLAC and the Company; or

(b)    by either BLAC or the Company if the Effective Time shall not have occurred prior to May 14, 2024 (the “Outside Date”) subject to certain exemptions; or

(c)    by either BLAC or the Company if any Governmental Authority, including in the United States or the Republic of Korea, shall have taken action to prevent or prohibit the Business Combination; or

(d)    by either BLAC or the Company if any of the BLAC Proposals shall fail to receive the requisite vote for approval at the BLAC Stockholders’ Meeting; or

(e)    by BLAC upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Business Combination Agreement; or

(f)    by the Company upon a material breach of any representation, warranty, covenant or agreement on the part of BLAC set forth in the Business Combination Agreement.

Effect of Termination

If the Business Combination Agreement is terminated, the Business Combination Agreement will forthwith become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement or in the case of termination subsequent to a willful material breach of the Business Combination Agreement by a party thereto.

Except as set forth in the Business Combination Agreement, all expenses incurred in connection with the Business Combination Agreement and the Transactions shall be paid by the party incurring such expenses, whether or not the Business Combination or any other Transactions are consummated except that BLAC and the Company will each pay one half of all expenses relating to all SEC and other regulatory filing fees incurred in connection with the Proxy Statement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about BLAC, the Company or the other parties thereto. In particular, the assertions embodied in representations and warranties by BLAC, the Company and the Company Stockholders contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about BLAC, the Company or the Company Stockholders.

With respect to the Promissory Note (defined below), the information provided in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 13, 2023, BLAC issued an unsecured promissory note (the “Promissory Note”) in the principal amount of $180,000 to Bellevue Capital Management LLC, a Washington limited liability company and the Manager of Bellevue Global Life Sciences Investors, LLC, the Sponsor of BLAC (“BCM”).

The Promissory Note is not interest bearing and is payable in full on the earlier of: (i) December 31, 2024 or (ii) the date on which BLAC consummates an initial business combination. In the event that BLAC does not consummate a business combination on or prior to the time provided in BLAC’s Amended and Restated Certificate of Incorporation (as subject to extension), BCM agrees to forgive the principal balance of the Promissory Note, except to the extent of any funds remaining outside of the Company’s trust account, if any. The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; and (ii) the commencement of a voluntary or involuntary bankruptcy action.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2023, the Board of Directors of BLAC adopted an Incentive-Based Compensation Recovery Policy (the “Clawback Policy”) in order to comply with Section 10D of the Securities Exchange Act of 1934 (the “Exchange Act”), Rule 10D-1 of the Exchange Act and the listing standards adopted by the Nasdaq Stock Market.

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers (as defined in the Clawback Policy) of the Company in the event that the Company is required to prepare an accounting restatement.

The foregoing description of the Clawback Policy is a summary only and is qualified in its entirety by reference to the full text of the Clawback Policy, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On November 16, 2023, BLAC and the Company issued a joint press release announcing the execution of the Business Combination Agreement, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Additional Information and Where to Find It

BLAC will prepare a proxy statement/prospectus (the “BLAC proxy statement/prospectus”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to BLAC’s stockholders. BLAC and the Company urge investors and other interested persons to read, when available, the BLAC proxy statement/prospectus, as well as other documents filed by BLAC with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read BLAC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and its registration statement on Form S-1 for its initial public offering, all as filed with the SEC for more information about BLAC and the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The BLAC proxy statement/prospectus, once available, and BLAC other reports can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

BLAC, the Company, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of BLAC stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of BLAC’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and its registration statement on Form S-1 for its initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to BLAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of BLAC’s and the Company’s equity holders and participants in the solicitation, which may, in some cases, be different than those of BLAC’s and the Company’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of BLAC and the Company may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the satisfaction of the closing conditions to the proposed business combination, the timing of the completion of the proposed business combination and the future performance of the Company, including the anticipated impact of the proposed business combination on this performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of BLAC and the Company, and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement with respect to the proposed business combination, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of BLAC or the failure of any other conditions to closing; (4) the impact of the COVID-19 pandemic (or any other global health disruption) on (x) the parties’ ability to consummate the proposed business combination and (y) the business of the Company and the surviving company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (6) the inability to obtain or maintain the listing of the surviving company’s common stock on Nasdaq or any other national stock exchange following the proposed business combination; (7) the risk that the announcement and consummation of the proposed business combination disrupts the current plans and operations of the Company; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the surviving company to continue to raise additional capital to finance operations and to retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the demand for the Company’s and the surviving company’s technologies, products or product candidates together with the possibility that the Company and/or the surviving company may be adversely affected by other economic, business, and/or competitive factors; (12) risks and uncertainties related to the Company’s business; and (13) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by BLAC and (y) other documents filed or to be filed with the SEC by BLAC. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. BLAC and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of November 16, 2023, between Bellevue Life Sciences Acquisition Corp. and OSR Holdings Co., Ltd.

10.1	Form of Participating Stockholder Joinder Agreement

10.2	Form of Non-Participating Stockholder Joinder Agreement

10.3	Promissory Note, dated November 13, 2023, issued by Bellevue Life Sciences Acquisition Corp. to Bellevue Capital Management LLC

10.4	Incentive-Based Compensation Recovery Policy

99.1	Joint Press Release of Bellevue Life Sciences Acquisition Corp. and OSR Holdings Co., Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2023

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

By:	/s/ Kuk Hyoun Hwang
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer